Major acquisitions and disposals (Details 3) (Fertilizers Businesses) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 Announced public offer USD ($)	Dec. 31, 2011 Announced public offer BRL
Purchase price allocation based on the fair values of acquired assets and liabilities
Public offer to acquire the free floating shares of Vale Fertilizantes S.A. (in BRL per share)			25.00
Total amount paid to acquire free floating shares		$ 1,134	2,078
Percentage of total participation		99.05%	99.05%
Purchase price	5,795
Noncontrolling consideration	767
Book value of property, plant and equipment and mining rights	(1,987)
Book value of other assets acquired and liabilities assumed, net	(395)
Adjustment to fair value of property, plant and equipment and mining rights	(5,146)
Adjustment to fair value of inventories	(98)
Deferred taxes on the above adjustments	1,783
Goodwill	$ 719